Public Lender Presentation April 26, 2022

PUBLIC LENDER PRESENTATION DISCLOSURE NOTICE 2 SPECIAL NOTICE REGARDING PUBLICLY AVAILABLE INFORMATION AZZ INC. (THE “COMPANY”) HAS REPRESENTED THAT THE INFORMATION CONTAINED IN THIS LENDER PRESENTATION IS EITHER PUBLICLY AVAILABLE OR DOES NOT CONSTITUTE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY OR ITS SECURITIES. THE RECIPIENT OF THIS LENDER PRESENTATION HAS STATED THAT IT DOES NOT WISH TO RECEIVE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY OR ITS SECURITIES AND ACKNOWLEDGES THAT OTHER LENDERS HAVE RECEIVED A LENDER PRESENTATION THAT CONTAINS ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY OR ITS SECURITIES THAT MAY BE MATERIAL. NEITHER THE COMPANY NOR THE ARRANGERS TAKES ANY RESPONSIBILITY FOR THE RECIPIENT'S DECISION TO LIMIT THE SCOPE OF THE INFORMATION IT HAS OBTAINED IN CONNECTION WITH ITS EVALUATION OF THE COMPANY AND THE SENIOR SECURED TERM LOAN B FACILITY DESCRIBED IN THIS PRESENTATION.

PUBLIC LENDER PRESENTATION DISCLAIMERS 3 Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including the statements regarding our strategic and financial initiatives. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially be adversely impacted by the ongoing COVID-19 pandemic. We could also experience fluctuations in prices and raw material cost, including zinc and natural gas used in the hot-dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition opportunities; currency exchange rates; adequacy of financing; availability of experienced management and employees to implement the Company’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. The Company has provided additional information regarding risks associated with the business in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2022 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on the Company’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and the Company’s assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

PUBLIC LENDER PRESENTATION DISCLAIMERS 4 Some of the financial information and data contained in this presentation, such as adjusted EBITDA and adjusted earnings per share, have not been prepared in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). The Company’s management believes that the presentation of these non-GAAP financial measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of the Company’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as adjusted EBITDA and adjusted earnings per share, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. While the Company believes these non-GAAP measures are useful in evaluating the Company’s performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies.

PUBLIC LENDER PRESENTATION NOTICE TO AND UNDERTAKING BY RECIPIENTS 5 This Lender Presentation (the “Lender Presentation") has been prepared solely for informational purposes from information supplied by or on behalf of AZZ Inc. (the "Company"), and is being furnished by Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Barclays Bank PLC, U.S. Bank National Association, Inc. and CIBC World Markets Corp. (the "Arrangers") to you in your capacity as a prospective lender (the "Recipient") in considering the proposed Senior Secured Term Loan B facility described in the Lender Presentation (the "Facility"). ACCEPTANCE OF THIS LENDER PRESENTATION CONSTITUTES AN AGREEMENT TO BE BOUND BY THE TERMS OF THIS NOTICE AND UNDERTAKING AND THE SPECIAL NOTICE SET FORTH ON THE COVER PAGE HEREOF (THE “SPECIAL NOTICE”). IF THE RECIPIENT IS NOT WILLING TO ACCEPT THE LENDER PRESENTATION AND OTHER EVALUATION MATERIAL (AS DEFINED HEREIN) ON THE TERMS SET FORTH IN THIS NOTICE AND UNDERTAKING AND THE SPECIAL NOTICE, IT MUST RETURN THE LENDER PRESENTATION AND ANY OTHER EVALUATION MATERIAL TO THE ARRANGERS IMMEDIATELY WITHOUT MAKING ANY COPIES THEREOF, EXTRACTS THEREFROM OR USE THEREOF. I. Confidentiality As used herein: (a) "Evaluation Material" refers to the Lender Presentation and any other information regarding the Company or the Facility furnished or communicated to the Recipient by or on behalf of the Company in connection with the Facility (whether prepared or communicated by the Arrangers or the Company, their respective advisors or otherwise) and (b) "Internal Evaluation Material" refers to all memoranda, notes, and other documents and analyses developed by the Recipient using any of the information specified under the definition of Evaluation Material. The Recipient acknowledges that the Company considers the Evaluation Material to include confidential, sensitive and proprietary information and agrees that it shall use reasonable precautions in accordance with its established procedures to keep the Evaluation Material confidential; provided however that (i) it may make any disclosure of such information to which the Company gives its prior written consent and (ii) any of such information may be disclosed to it, its affiliates and their respective partners, directors, officers, employees, agents, advisors and other representatives (collectively, "Representatives") (it being understood that such Representatives shall be informed by it of the confidential nature of such information and shall be directed by the Recipient to treat such information in accordance with the terms of the Notice and Undertaking and the Special Notice). The Recipient agrees to be responsible for any breach of the Notice and Undertaking or the Special Notice that results from the actions or omissions of its Representatives. The Recipient shall be permitted to disclose the Evaluation Material in the event that it is required by law or regulation or requested by any governmental agency or other regulatory authority (including any self- regulatory organization) or in connection with any legal proceedings. The Recipient agrees that it will notify the Arrangers as soon as practical in the event of any such disclosure (other than at the request of a regulatory authority), unless such notification shall be prohibited by applicable law or legal process. The Recipient shall have no obligation hereunder with respect to any Evaluation Material to the extent that such information (i) is or becomes publicly available other than as a result of a disclosure by the Recipient in violation of this agreement, or (ii) was within the Recipient's possession prior to its being furnished pursuant hereto or becomes available to the Recipient on a non-confidential basis from a source other than the Company or its agents, provided that the source of such information was not known by the Recipient to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other party with respect to such information. In the event that the Recipient of the Evaluation Material decides not to participate in the transaction described herein, upon request of the Arrangers, such Recipient shall as soon as practicable return all Evaluation Material (other than Internal Evaluation Material) to the Arrangers or represent in writing to the Arrangers that the Recipient has destroyed all copies of the Evaluation Material (other than Internal Evaluation Material) unless prohibited from doing so by the Recipient's internal policies and procedures.

PUBLIC LENDER PRESENTATION NOTICE TO AND UNDERTAKING BY RECIPIENTS 6 II. Information The Recipient acknowledges and agrees that (i) the Arrangers received the Evaluation Material from third party sources (including the Company) and it is provided to the Recipient for informational purposes, (ii) the Arrangers and its affiliates bear no responsibility (and shall not be liable) for the accuracy or completeness (or lack thereof) of the Evaluation Material or any information contained therein, (iii) no representation regarding the Evaluation Material is made by the Arrangers or any of its affiliates, (iv) neither the Arrangers nor any of its affiliates has made any independent verification as to the accuracy or completeness of the Evaluation Material, and (v) the Arrangers and its affiliates shall have no obligation to update or supplement any Evaluation Material or otherwise provide additional information. The Evaluation Material has been prepared to assist interested parties in making their own evaluation of the Company and the Facility and does not purport to be all-inclusive or to contain all of the information that a prospective participant may consider material or desirable in making its decision to become a lender. Each Recipient of the information and data contained herein should take such steps as it deems necessary to assure that it has the information it considers material or desirable in making its decision to become a lender and should perform its own independent investigation and analysis of the Facility or the transactions contemplated thereby and the creditworthiness of the Company. No representation or warranty, express or implied, is or will be given by the Company or any of its affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Facility and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise relating thereto. The Recipient also acknowledges and agrees that the information contained in this Presentation is preliminary in nature and subject to change, any such changes may be material. The Company disclaims any duty to update the information contained in this Presentation. The Recipient represents that it is sophisticated and experienced in extending credit to entities similar to the Company and that it is engaged in making, acquiring or holding commercial loans in the ordinary course. The Recipient understands that the Facility sets forth the terms of a commercial lending facility, and not any other type of financial instrument, and agrees not to assert a claim in contravention of the foregoing. The information and data contained herein are not a substitute for the Recipient's independent evaluation and analysis and should not be considered as a recommendation by the Arrangers or any of its affiliates that any Recipient enter into the Facility. The Evaluation Material may include certain forward looking statements and projections provided by the Company. Any such statements and projections reflect various estimates and assumptions by the Company concerning anticipated results. No representations or warranties are made by the Company or any of its affiliates as to the accuracy of any such statements or projections. Whether or not any such forward looking statements or projections are in fact achieved will depend upon future events some of which are not within the control of the Company. Accordingly, actual results may vary from the projected results and such variations may be material. Statements contained herein describing documents and agreements are summaries only and such summaries are qualified in their entirety by reference to such documents and agreements.

PUBLIC LENDER PRESENTATION NOTICE TO AND UNDERTAKING BY RECIPIENTS 7 III. General It is understood that unless and until a definitive agreement regarding the Facility between the parties thereto has been executed, the Recipient will be under no legal obligation of any kind whatsoever with respect to the Facility by virtue of this Notice and Undertaking except for the matters specifically agreed to herein and in the Special Notice. The Recipient agrees that money damages would not be a sufficient remedy for breach of this Notice and Undertaking or of the Special Notice, and that in addition to all other remedies available at law or in equity, the Company and the Arrangers shall be entitled to equitable relief, including injunction and specific performance, without proof of actual damages. This Notice and Undertaking and the Special Notice together embody the entire understanding and agreement between the Recipient and the Arrangers with respect to the Evaluation Material and the Internal Evaluation Material and supersedes all prior understandings and agreements relating thereto. The terms and conditions of this Notice and Undertaking and the Special Notice shall apply until such time, if any, that the Recipient becomes a party to the definitive agreements regarding the Facility, and thereafter the provisions of such definitive agreements relating to confidentiality shall govern. If you do not enter into the Facility, the application of this Notice and Undertaking and the Special Notice shall terminate with respect to all Evaluation Material on the date falling one year after the date of the Lender Presentation. This Notice and Undertaking and the Special Notice shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of law (except Section 5-1401 of the New York General Obligation Law to the extent that it mandates that the law of the State of New York govern).

PUBLIC LENDER PRESENTATION COMPANY AUTHORIZATION LETTER 8 Citigroup Global Markets Inc. Wells Fargo Securities, LLC Barclays Bank PLC U.S. Bank National Association, Inc. CIBC World Markets Corp. Ladies and Gentlemen: We refer to the proposed $1,300 million 7-year Senior Secured Term Loan B Credit Facility (the "Facility") for AZZ Inc. (the "Company") that you are arranging at our request, and the Lender Presentation and information materials forwarded herewith (together with other documents prepared by or on behalf of us after the date hereof and identified by us in writing (which may be via email) to the Arrangers as having been reviewed and approved by us for distribution to potential lenders whose representatives do not wish to receive material, non-public information within the meaning of the federal and state securities laws, “Evaluation Materials”; and such potential lenders, “Public-Side Lenders”). We understand and acknowledge that the Company has publicly traded securities issued and outstanding, and that Public-Side Lenders may trade in such securities on the basis of information contained in the Evaluation Materials. We have reviewed or participated in preparing the Evaluation Materials and the information contained therein. The Company has reviewed the information contained in the Evaluation Materials and represents and warrants that the information contained in the Evaluation Materials does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not materially misleading. Any management projections or forward-looking statements included in the Evaluation Materials are based on assumptions and estimates developed by management of the Company in good faith and management believes such assumption and estimates to be reasonable as of the date of the Evaluation Materials. Whether or not such projections or forward looking statements are in fact achieved will depend upon future events some of which are not within the control of the Company. Accordingly, actual results may vary from the projections and such variations may be material. The projections included in the Evaluation Materials should not be regarded as a representation by the Company or its management that the projected results will be achieved. The Company represents and warrants that the information contained in the Lender Presentation is either information that is publicly available (or that would be made publicly available if the Company were a public reporting company) or not material information (although it may be sensitive and proprietary) with respect to the Company or its securities for purposes of United States federal and state securities laws. We request that you distribute the Evaluation Materials to such prospective lenders as you may deem appropriate to include in the Facility. We agree that we will rely on, and that you are authorized to rely on, the undertakings, acknowledgments and agreements contained in the Notice to and Undertaking by Recipients accompanying the Evaluation Materials or otherwise acknowledged by recipients in connection with the Evaluation Materials. Yours sincerely, Philip Schlom Chief Financial Officer, AZZ Inc. April 26, 2022

PUBLIC LENDER PRESENTATION 9 Today’s Presenters Tom Ferguson President and Chief Executive Officer Philip Schlom Chief Financial Officer David Nark SVP of Marketing, Communications and Investor Relations

PUBLIC LENDER PRESENTATION 10 Executive Summary ■ On March 7, 2022, AZZ Inc. (“AZZ” or the “Company”) (NYSE: AZZ) entered into a definitive agreement to acquire Precoat Metals (“Precoat”) from Sequa Corporation, a portfolio company of Carlyle – Purchase price of $1.283 billion comprised of $1.25 billion of cash consideration and approximately $33 million of assumed liabilities – Net purchase price of approximately $1.13 billion when adjusted for the net present value of approximately $150 million of expected net tax benefits – Valuation represents approximately 8.2x Precoat’s LTM 12/31/2021 adjusted EBITDA after giving effect to the net present value of expected net tax benefits ■ Headquartered in Fort Worth, Texas, AZZ is a global provider of galvanizing and metal coating solutions, welding solutions, specialty electrical equipment and highly engineered services for maintaining and building critical infrastructure – For AZZ’s fiscal year ending 2/28/2022, the Company generated sales of $903 million and adjusted EBITDA of $157 million (17.4% margin)(1) ■ Headquartered in St. Louis, Missouri, Precoat is the leading independent provider of value-added services for prepainted metal coil coatings in North America – Precoat generated LTM 12/31/2021 sales of $699 million and adjusted EBITDA of $137 million (19.7% margin) ■ Combination advances AZZ’s previously stated strategy of becoming predominantly a metal coatings company – Significantly enhances AZZ’s scale, resulting in pro forma revenue and adjusted EBITDA of more than $1.6 billion(2) and $300 million(2), respectively – Increases AZZ’s expected metal coatings sales to over $1.2 billion – Immediately improves AZZ’s margin profile, with pro forma adjusted EBITDA margin of more than 18%(2) (approximately 100 bps improvement) – Expected to be more than 20% accretive to adjusted EPS in first year – Continuity of leadership and shared cultural values will support smooth integration ■ The transaction will be funded with a combination of newly issued debt and equity-linked securities consisting of the following financing package: – New 5-year $400 million Senior Secured Revolving Credit Facility (undrawn at close) – New 7-year $1,300 million Term Loan B – New 8-year $240 million Subordinated Convertible Notes to be purchased by Blackstone, which upon approval of AZZ’s stockholders would convert into Series A Convertible Preferred Shares ■ Pro forma net leverage and net first lien leverage of 5.0x and 4.2x, respectively, as of 2/28/2022 with the goal of returning to below 3.0x net leverage – The conversion of the Subordinated Convertible Notes into Series A Convertible Preferred Shares would result in pro forma net leverage of 4.2x as of 2/28/2022 – Near-term focus will be on closing the transaction, deleveraging and investing in profitable growth projects via the combined company’s strong free cash flow generation – AZZ remains committed to paying a dividend on its common stock while continuing to support profitable growth initiatives ■ The acquisition is currently targeted to close in May 2022 during AZZ’s first quarter FY2023, subject to customary closing conditions and regulatory approvals (1) Pro forma for the acquisitions of Steel Creek and DAAM Galvanizing, AZZ generated LTM 2/28/2022 revenue of $935 million and adjusted EBITDA of $165 million (17.6% margin). (2) Based on financials as of LTM 2/28/2022 for AZZ and LTM 12/31/2021 for Precoat. AZZ financials include pro forma impact of Steel Creek and DAAM Galvanizing acquisitions. Does not include any estimated run-rate synergies.

AZZ

PUBLIC LENDER PRESENTATION

Sources & Uses and Pro Forma Capitalization

Sources of Funds

Sources	$	%
New Term Loan B	$1,300	82%
New Subordinated Convertible Notes	240	15%
Assumed Liabilities	33	2%
AZZ Balance Sheet Cash	4	0%
Total Sources	**$1,577**	**100%**

Uses of Funds

Uses	$	%
Acquisition of Precoat Metals	$1,250	79%
Assumed Liabilities	33	2%
Refinance AZZ Current Debt	227	14%
Breakage Costs on AZZ Senior Notes	3	0%
Estimated Fees & Expenses	64	4%
Total Uses	**$1,577**	**100%**

Pro Forma Capitalization

($ in millions)	Standalone 2/28/2022	Adjustments	Pro Forma 2/28/2022
Cash & Cash Equivalents	$15	($4)	$12
Debt:			
Existing $400mm Unsecured RCF	$77	($77)	--
New $400mm Secured RCF	--	--	--
New First Lien Term Loan	--	1,300	$1,300
Total First Lien Debt	**$77**	**$1,223**	**$1,300**
Existing Senior Unsecured Notes	$150	($150)	--
New Subordinated Convertible Notes	--	240	$240
Total Debt	**$227**	**$1,313**	**$1,540**
Net Debt	**212**	**1,317**	**1,528**
Equity Value (Market Cap)	$1,202	--	$1,202
Total Capitalization	**$1,429**	**$1,313**	**$2,742**
Credit Metrics			
LTM 2/28/2022 Adjusted EBITDA (incl. Synergies)[1]	$165	$142[2]	$307
Total Debt / Adjusted EBITDA	**1.4x**	Total leverage and net leverage of 4.2x following conversion of Subordinated Convertible Notes into Series A Convertible Preferred Shares	**5.0x**
Net Debt / Adjusted EBITDA	**1.3x**		**5.0x**
First Lien Debt / Adjusted EBITDA	**0.5x**		**4.2x**
First Lien Net Debt / Adjusted EBITDA	**0.4x**		**4.2x**
Total Debt / Capitalization	**15.9%**		**56.2%**

Note: Market data as of April 22, 2022.
(1) Based on financials as of LTM 2/28/2022 for AZZ and LTM 12/31/2021 for Precoat. AZZ financials include pro forma impact of Steel Creek and DAAM Galvanizing acquisitions.
(2) Includes 50% credit for $10 million of estimated run-rate synergies.

11

PUBLIC LENDER PRESENTATION Summary of Indicative Terms – Senior Secured Credit Facilities 12 This Summary of Indicative Terms is not exhaustive as to all of the terms and conditions which would govern the transactions described herein. Definitive documentation with respect to the Senior Secured Credit Facilities has not yet been executed and the terms summarized herein are subject to change. Borrower: AZZ Inc. Facilities: $400 million Senior Secured Revolving Credit Facility (“RCF”) $1,300 million Senior Secured Term Loan B (“TLB”) Guarantors: Each of the Borrower’s existing and future, direct and indirect, material wholly-owned domestic subsidiaries (subject to customary exceptions) Security: A perfected first-priority lien on substantially all tangible and intangible assets and capital stock of the Borrower and Guarantors (subject to customary exceptions) Accordion: Greater of (i) $300 million and (ii) 100% of EBITDA, plus unlimited amounts subject to 4.50x First Lien Net Leverage Ratio for pari passu indebtedness, 4.75x Secured Net Leverage Ratio for junior secured indebtedness and the lesser of (a) 5.25x Total Net Leverage Ratio and (b) the ratio applicable to the Financial Covenant then in effect for unsecured indebtedness; 50 bps MFN for 12 months Tenor: RCF: 2027 (5 years) TLB: 2029 (7 years) Pricing: SOFR + [●]%, with one step-down of 25 bps at 0.5x inside Closing Date First Lien Net Leverage Amortization: RCF: None TLB: 1% per annum, paid quarterly, with remainder due at maturity Call Protection: RCF: Freely prepayable TLB: 101 soft call for 6 months Mandatory Prepayments: i. 50% of excess cash flow (subject to leverage based step downs) ii. 100% of asset sale proceeds (subject to reinvestment rights and leverage based step downs) Negative Covenants: Usual and customary for transactions of this type, including, but not limited to, limitations on asset sales, restricted payments, investments, indebtedness, and liens Financial Covenant: RCF: Total Net Leverage Ratio of 6.25x, with periodic step downs TLB: None

PUBLIC LENDER PRESENTATION 4.2x 4.2x Subordinated Convertible Notes Series A Convertible Preferred Shares $240 Million Strategic Investment From Blackstone Overview Net Leverage ■ On April 25, 2022, AZZ announced that funds managed by Blackstone Tactical Opportunities (“Blackstone”) would make a $240 million strategic investment in the Company in order to support the Company’s previously announced acquisition of Precoat Metals ‒ Under the terms of its investment, Blackstone would purchase $240 million aggregate principal amount of Subordinated Convertible Notes, which upon approval of AZZ’s stockholders would convert into Series A Convertible Preferred Shares ‒ Blackstone’s investment is subject to the closing of the Company’s previously announced acquisition of Precoat Metals and finalizing definitive documentation (Net Debt / Pro Forma LTM Adjusted EBITDA) 13 Amount $240 million Security Type Subordinated Convertible Notes, which upon approval of AZZ’s stockholders would convert into Series A Convertible Preferred Shares Dividend 6.0% per annum, payable quarterly in cash or in kind at AZZ’s election Conversion Convertible into shares of AZZ’s common stock at a 30% premium to 30-day VWAP at closing Board Seat 1 director appointed by Blackstone Summary of Indicative Terms 5.0x Reflects summary of indicative terms for the Series A Convertible Preferred Shares, which are substantially identical to the indicative terms of the Subordinated Convertible Notes. The summary of indicative terms reflects non-binding terms that are mutually agreed upon between AZZ and Blackstone subject to negotiation of final documentation and is not exhaustive as to all of the terms and conditions which would govern the investment. Definitive documentation with respect to the Subordinated Convertible Notes and Series A Convertible Preferred Shares has not yet been executed and the terms summarized herein are subject to change. Net First Lien Leverage

PUBLIC LENDER PRESENTATION Key Event: Date: Launch Term Loan B Tuesday, April 26th Lender Commitments Due Thursday, May 5th (5:00 pm ET) Close Precoat Metals Acquisition Thereafter April 2022 May 2022 S M T W T F S S M T W T F S 1 2 1 2 3 4 5 6 7 3 4 5 6 7 8 9 8 9 10 11 12 13 14 10 11 12 13 14 15 16 15 16 17 18 19 20 22 17 18 19 20 21 22 23 22 23 24 25 26 27 28 24 25 26 27 28 29 30 29 30 31 Transaction Timeline 14

PUBLIC LENDER PRESENTATION Agenda 15 ■ Strategic Rationale and Macro / Business Update ■ AZZ Overview ■ Precoat Metals Overview ■ Industry Overview ■ Key Credit Highlights ■ Financial Overview ■ Appendix 1 2 3 5 6 4

1. Strategic Rationale and Macro / Business Update

PUBLIC LENDER PRESENTATION 17 Strategic Rationale Leading industry positions across a broad and diverse set of customers Highly complementary acquisition extends AZZ’s position across the metal coating value chain Advances AZZ’s strategy of becoming predominantly a metal coatings company Attractive financial profile significantly enhances AZZ’s scale and margins Highly accretive transaction with compelling value creation Strong free cash flow generation supports near-term deleveraging and future growth Consistent with previously communicated acquisition strategy prioritizing North American coatings targets with strong strategic fit 1 2 3 4 5 6 7

AZZ
PUBLIC LENDER PRESENTATION

Highly Complementary Acquisition Creates Predominantly Metal Coatings Company with Leading Positions Across Value Chain

Acquisition of Precoat represents a continued transition of AZZ from a portfolio of businesses to a focused provider of coating and galvanizing solutions for critical applications

Precoat Metals Advances AZZ's Strategy of Becoming Predominantly a Metal Coatings Company While Significantly Enhancing Scale and Margins

AZZ

Revenue: $935 million
Adjusted EBITDA: $165 million
Adjusted EBITDA Margin: 17.6%


Infrastructure Solutions
41%
Metal Coatings
59%


International
12%
North America
88%

AZZ + Precoat Metals

Revenue: $1,634 million
Adjusted EBITDA: $302 million
Adjusted EBITDA Margin: 18.5%


Precoat Metals
43%
Metal Coatings
34%
Infrastructure Solutions
23%


International
7%
North America
93%

Highly Complementary Acquisition With Strong Strategic Fit

	AZZ Metal Coatings		Precoat Metals
Sales	$551 million	*More than Doubles Coatings-Related Sales*	$699 million
Substrate	Steel		Steel, Aluminum
Value Chain	Post-Fabrication		Pre-Fabrication
Solutions Offering	• Hot-dip galvanizing • Spin galvanizing • Powder coating • Anodizing • Plating • Other surface coating applications		• Prepaint coating • Shape correction • Cut-to-length • Slitting • Embossing • Laminating / printing
End Markets	• Industrial • Construction • OEM • Renewable / Utility • Petrochem • Other		• Construction • Appliance • HVAC • Container • Transportation • Other
Market Position	**#1 in hot-dip galvanizing in North America**		**#1 independent coil coating provider across end markets**

Note: Based on financials as of LTM 2/28/2022 for AZZ and LTM 12/31/2021 for Precoat. AZZ financials include pro forma impact of Steel Creek and DAAM Galvanizing acquisitions. Does not include any estimated run-rate synergies.

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PUBLIC LENDER PRESENTATION Closely Aligned With Our Previously Communicated Strategic Objectives AZZ Acquisition Strategy North American Coatings Focus ✓ Strategic Fit ✓ Accretive Within the First Year ✓ Leading independent provider of value- added solutions for pre-painted metal coil coating in North America Highly complementary acquisition extends AZZ’s position across the metal coating value chain Expected to be immediately accretive to adjusted EPS and more than 20% accretive to adjusted EPS in the first full fiscal year 19

PUBLIC LENDER PRESENTATION Integration-Lite Combination With Significant Upside Potential 20 Greater investment and increased support to the Precoat team to drive improvements in the organization and accelerate growth✓ Ability to capitalize on shared vision of value-added metal coating solutions and best practices to drive continuous operational improvements✓ Superior processing capabilities and operational flexibility✓ Competitive advantage from strategic footprint with close proximity to customers✓ Strong, centralized back-office and logistics network driving sales and operational efficiencies✓ Runway for profitable expansion and continued margin improvement✓ Opportunity to enhance combined corporate culture and values to bring out the best of both organizations✓ Strong systems and experienced management team at Precoat provide continuity and low integration complexity✓

PUBLIC LENDER PRESENTATION Current Situation / Macro Update Geopolitical Supply Chain / Inflation / Commodity Prices ■ AZZ’s Metal Coatings segment and Precoat are both 100% North America-based, resulting in minimal current disruption from the Russia / Ukraine war and insulation from broader global uncertainty ■ AZZ’s Infrastructure Solutions segment has two European facilities located in the Netherlands and Poland, both of which have not seen any interruption due to the ongoing conflict; AZZ continues to monitor the situation closely ‒ The revenue associated with the two European facilities comprises ~4.4% of AZZ’s pro forma FY2022 sales and ~2.5% of the combined company’s pro forma sales ■ While AZZ and Precoat continue to monitor supply chain related disruptions as well as material and labor inflation, both businesses have been able to expand margins due to short-cycle contracts and purchase orders that allow for agility in pricing as costs rise ■ AZZ’s Metal Coatings segment and Precoat both operate via a tolling model in which customers procure and own the metal, resulting in no direct exposure to movements in steel or aluminum prices ■ Strategic management / pricing and pass-through mechanisms help insulate both businesses from changes in input costs ‒ AZZ stores reserves of zinc, a key galvanizing input, and utilizes fixed price forward contracts to manage purchasing, while preemptively enacting price changes to manage fluctuations in zinc prices ‒ Precoat takes no commodity price risk on coatings by directly passing through paint costs to customers with a markup for processing services, creating an incremental margin opportunity as input costs rise 21 (1) Based on financials as of LTM 2/28/2022 for AZZ and LTM 12/31/2021 for Precoat. AZZ financials include pro forma impact of Steel Creek and DAAM Galvanizing acquisitions. North America 93% International 7% Pro Forma Revenue by Geography(1)

PUBLIC LENDER PRESENTATION Current Situation / Macro Update (Cont’d) COVID-19 ESG ■ AZZ and Precoat are both considered providers of critical infrastructure, so both companies remained open throughout the COVID-19 pandemic ■ AZZ’s Metal Coatings segment was impacted by lower volumes of steel processed in FY2021 due to the economic slowdown, but maintained strong performance due to cost containment measures and saw sales rebound by 13% in FY2022 ■ AZZ’s Infrastructure Solutions segment was more severely impacted in FY2021 due to restrictions on travel and access to customer facilities as well as challenges in key end markets; however, FY2022 backlog is high (+63% vs. FY2021) and demand outlook remains strong ■ Despite a challenging demand environment in 2020, Precoat showed resilient performance and generated both revenue and adjusted EBITDA growth ■ Precoat demonstrated strong performance in 2021 largely driven by increases in volume and price, which is expected to continue in 2022 ■ AZZ remains committed to operating in a sustainable and socially responsible manner, while minimizing the environmental impact of its operations ■ In 2021, AZZ published its inaugural annual ESG Report, representing the initial step in AZZ’s commitment to regularly disclosing ESG performance ■ AZZ closely considered ESG when evaluating Precoat, and Precoat’s prepaint solution offers environmental benefits relative to other coating methods, resulting in less waste, paint usage and energy usage 22

AZZ
PUBLIC LENDER PRESENTATION

AZZ Q4 FY2022 Performance Update

Consolidated

- Sales of $225 million, reflecting an increase YoY of $29 million or 14.8%, primarily due to continued strength in the Metal Coatings segment as well as improvements in the Infrastructure Solutions segment
- Adjusted EBITDA of $38.0 million (16.9% margin), reflecting a ~220 bps margin improvement YoY driven by continued strength in Metal Coatings, supported by continued stronger backlog converting to sales in the Infrastructure Solutions segment, partially offset by $1.8 million impairment charge reversal in the Infrastructure Solutions segment


Revenue ($, millions)
Adjusted EBITDA Margin (%)
$196
14.7%
$225
16.9%
Q4 FY2021
Q4 FY2022
Revenue
% Adjusted EBITDA Margin

Metal Coatings

- Sales of $128.3 million, reflecting an increase YoY of $22.1 million or 20.9%, due to higher volumes of production during what is normally a seasonally slower period, and higher selling prices as commodity prices for zinc (25% of production costs) have steadily increased.
- AZZ Surface Technologies, which was impacted more heavily during COVID, returned to profitable operations during FY2022
- Adjusted EBITDA of $39.2 million (30.6% margin), reflecting a ~95 bps margin decrease YoY driven by increased commodity prices as well as higher inflationary pressure


Revenue ($, millions)
Adjusted EBITDA Margin (%)
$106
31.5%
$128
30.6%
Q4 FY2021
Q4 FY2022
Revenue
% Adjusted EBITDA Margin

Infrastructure Solutions

- Sales of $96.4 million, reflecting an increase YoY of $6.9 million or 7.7%, primarily due to higher Industrial sales of $15.5 million as refineries returned to more normal turnaround cadence, and stronger backlog in the Electrical platform, partially offset by $8.2 million lower sales in China
- Adjusted EBITDA of $11.4 million (11.9% margin), reflecting a ~530 bps margin improvement YoY driven by much stronger backlog in the Electrical platform converting to sales and improved margins as well as stronger turnaround business in the Industrial platform as refineries are returning to normal capacities, partially offset by $1.8 million impairment charge reversal


Revenue ($, millions)
Adjusted EBITDA Margin (%)
$89
6.6%
$96
11.9%
Q4 FY2021
Q4 FY2022
Revenue
% Adjusted EBITDA Margin

Note: Based on fiscal quarter ended 2/28/2022. Segment adjusted EBITDA not burdened by corporate costs. Not pro forma for acquisitions of Steel Creek and DAAM Galvanizing.

23

2. AZZ Overview

PUBLIC LENDER PRESENTATION $77 $96 $84 $121 FY19 FY20 FY21 FY22 $856 $987 $819 $935 FY19 FY20 FY21 FY22 AZZ at a Glance Headquarters Facilities Total Employees Note: Financials pro forma for one-time expenses. FY2022 financials pro forma for acquisitions of Steel Creek and DAAM Galvanizing. AZZ growth rates exclude impact of Steel Creek and DAAM Galvanizing acquisitions. Pro Forma FY22 Sales ~3,900 $121 million By Pro Forma Sales ($ in millions) $935 million Pro Forma FY22 Adj. Operating Income >60 Ft. Worth, Texas Pro Forma Sales Contribution By Pro Forma Operating Income PF Adj. Operating Income Contribution Infrastructure SolutionsMetal Coatings Note: totals include corporate expenses ($ in millions) 25 59% 41% 79% 21% North America 88% International 12%

AZZ
PUBLIC LENDER PRESENTATION

Our Current Portfolio

Metal Coatings
(PF FY22 Sales: $551 million)

#1 in Hot-Dip Galvanizing of Fabricated Steel

Galvanizing




- Protects, extends lives and enhances a variety of critical infrastructure products across broad set of industries

Surface Technologies




- Powder coatings
- Plating
- Anodizing
- Corrosion & cosmetic benefits
- Highly automated

~30%-35% Market Share[(1)]

Infrastructure Solutions
(PF FY22 Sales: $384 million)

Diverse portfolio of Electrical and Industrial businesses

Electrical Products


Enclosure Systems


Switchgear


High Voltage Bus


Medium Voltage Bus


Tubular Products


Lighting Systems

Industrial Solutions




- Specialty weld overlay services for critical component maintenance & repair

Note: Financials pro forma for acquisitions of Steel Creek and DAAM Galvanizing.
(1) Management estimates.

26

AZZ
PUBLIC LENDER PRESENTATION

Our Leading Metal Coatings Business

Key Facts

Pro Forma FY22 Sales (% of Total)	**$551 Million** 59% of Total
Pro Forma FY22 Adj. Operating Income[1] *(% Margin)*	**$134 million** *24.3%*
Facilities	**47**

Service Offerings


Hot-Dip
Galvanizing


Surface
Technologies

Includes powder coating, anodizing and plating

Business Highlights

- Unmatched protection and corrosion resistance for prefabricated steel
- Strategic footprint offers significant advantage
- Essential service to critical infrastructure
- Stable volumes and strong financial performance

- Highly fragmented landscape with diverse end markets
- Addresses cosmetic as well as corrosion needs for metal coatings and finishing
- Alignment with Galvanizing has provided stronger financial performance

End Markets Served



Industrial: 25%



Construction: 26%



OEM: 15%



Renewable/Utility: 15%



Petrochem: 3%



Other: 16%[2]

Note: Financials pro forma for acquisitions of Steel Creek and DAAM Galvanizing.
(1) Segment adjusted operating income not burdened by corporate costs.
(2) Other includes agriculture, bridge & highway, and recreation.

27

PUBLIC LENDER PRESENTATION 28 # 1 Hot-Dip Galvanizing Market Position in North America ■ Expansive footprint with 41 galvanizing locations throughout North America ▪ Proximity to customers offers competitive advantage ▪ Strong back-office and logistics network drive sales and operational efficiencies ▪ Facilities differentiated on services and quality ■ Compelling platform poised for growth ▪ Adjacency opportunities in corrosion protection ▪ Digital Galvanizing System driving greater operational efficiency, productivity and customer service ▪ Geographic expansion North America’s Largest Independent Hot-Dip Galvanizer of Post-Fabricated Steel

AZZ

PUBLIC LENDER PRESENTATION

Metal Coatings Segment Continues Strong Year-Over-Year Performance

Historical Growth Trajectory


($ in millions)
FY18 – FY22 CAGR: 5.9%
$389
22.1%
FY18
$440
19.5%
FY19
$496
22.3%
FY20
$457
23.5%
FY21
$551
$32
$519
24.3%
FY22
Sales
Adj. Operating Income Margin
Sales
Adj. Operating Income Margin
DAAM & Steel Creek

Growth Drivers

- Expanding reach of Digital Galvanizing System
- Sales force approach to market
- Expand Spin Galvanizing
- Focused growth on other coatings applications

Near Term Priorities

- Continue to focus on customer service across the platform
- Effectively integrate recent acquisitions – 9 Metal Coatings segment acquisitions since 2017
- Continue to expand Spin Galvanizing and additional expansion of products to our Customers
- Continue to target 21 – 23% operating margins for the segment – recently exceeding longer-term expectation on improved volumes and customer service excellence
- Target GDP+ growth driven by expanded and value-added services and continued strategic bolt-on acquisitions

Note: Financials pro forma for divestiture of Galvabar. FY2022 financials pro forma for acquisitions of Steel Creek and DAAM Galvanizing. Segment adjusted operating income not burdened by corporate costs.

29

AZZ PUBLIC LENDER PRESENTATION

Considerations for Maximizing Value of Infrastructure Solutions

Portfolio Analysis

- Eleven legacy businesses with minimal overlap – enhancing integration process to drive more synergies
- Businesses that trail Metal Coatings margin / return criteria, however, improving backlogs and returns in FY2022
- Maintain operating focus and cash conservation in current environment
- Continuing portfolio evaluation – divested two businesses over past two years (Nuclear Logistics and Southern Mechanical Services)
- End-markets more severely impacted by COVID-19 and still recovering

Segment Overview




Segment	Metric	Value
Electrical Products	Sales	$238 million (25% of Total)
	PF Adj. Operating margin	High single digit
	End-markets	~57% T&D ~15% Industrial ~28% Power
	Geography mix	>95% North America
Industrial Solutions	PF Sales	$146 million (16% of Total)
	PF Adj. Operating margin	Low double digit
	End-markets	~65% Refining ~35% WTE[1] and Other
	Geography mix	~65% North America ~17% Netherlands ~11% Poland ~7% Brazil




Note: Represents FY2022 financials pro forma for one-time expenses.
(1) WTE refers to Waste-to-Energy market.

30

AZZ
PUBLIC LENDER PRESENTATION

Infrastructure Solutions is a Portfolio of Diverse Businesses

	Business	% Segment[1]	# of Locations	Description
Electrical Products	Enclosures	22%	3	■ Manufacturer of custom modular enclosures ("e-houses"), as well as relay panels ■ Integration of customer furnished equipment
Electrical Products	Switchgear	21%	2	■ Leading independent provider of 38kV switchgear ■ Padmount and Arc-Resistant Switchgear
Electrical Products	Bus Duct – High Voltage	7%	2	■ Global leader in high-voltage SF_6 gas insulated bus products ■ Voltage ranges from 115kV to 1,200kV
Electrical Products	Bus Duct – Medium Voltage	6%	1	■ Innovative medium voltage bus duct products ■ Product line includes isolated phase duct, segregated and non-segregated phase duct
Electrical Products	Tubular and Lighting	6%	2	■ Harsh and Hazardous Duty Lighting manufacturer with over 75-year history ■ Full length tubing as well as pup-joints – Company's original business in 1956
Industrial Solutions	Specialty Weld Overlay	38%	5	■ Industry leading life extension and repair processes to address low cycle fatigue failure in coke drums and reactors ■ World's largest installed base for the mitigation of fireside corrosion ■ Turnaround driven business


Control Centers
Power Distr. Centers
Data Centers
Emergency Mobile Substations
Mining
Medium Voltage
SF_6 Gas Insulated Lines
Cooling Units
High-Current Contact
Isolated Bus Duct System
Segregated Bus Duct Systems
Non-Segregated. Bus Duct Systems
Oil Field Lighting
Marine Lighting
Full-Length Tubing
Water-wall Service
Heater / Furnace Service
Boiler Services
Vessel Service
Pipe & Piping Service
Coke Drum Repair

(1) Proportion of FY2022 segment sales of $384 million.

31

AZZ PUBLIC LENDER PRESENTATION

AZZ's Continued Strategic Transformation Into a Focused Coatings Provider

AZZ has taken strategic actions in recent years to prioritize its Metal Coatings segment, paving the way for our continued evolution into a focused coatings provider

Metal Coatings

- Strong portfolio of complementary high margin coating assets
- Long-term strategy to grow organically and with a robust acquisition program
- Continued focus on driving profitable growth and expanding coating applications
- 5-Year Average Adjusted EBITDA Margin: ~29%
- 9 acquisitions since FY2017

Infrastructure Solutions

- Diverse collection of lower margin electrical and industrial businesses with minimal overlap or synergies
- Evaluating opportunities consistent with becoming a more focused coatings company
- 5-Year Average Adjusted EBITDA Margin: ~10%

Acquisitions and Divestitures

	FY2017	FY2018	FY2019	FY2020	FY2021	FY2022
Metal Coatings	EPC Enhanced Powder Coating	Rogers Brothers Galvanizing	Tennessee Galvanizing; NuZinc Plating; K2 Partners, Inc.	Preferred Industries; GALVABAR (Divestiture)	ACME Galvanizing, Inc.	Steel Creek Galvanizing; DAAM Galvanizing
Infrastructure Solutions	PEI Power Electronics Inc	Powergrid Solutions Inc.	Certain Assets of lectrus	NLI (Divestiture)	SMS (Divestiture)	

Divestiture

32

3. Precoat Metals Overview

AZZ
PUBLIC LENDER PRESENTATION

Precoat Metals Is the Leading Independent Metal Coil Coating Solutions Provider in North America

Company Snapshot

- Leader in the advanced application of protective and decorative coatings and related value-added services for steel and aluminum coil in North America
- Leading positions and strong track record servicing the fastest growing segments of the most demanding and highest value end markets
- Highly diversified product and solutions offering across metal substrates and coatings coupled with differentiated value-added processing capabilities
- Focus on service and embracing complexity with ability to coat both large and smaller runs efficiently
- Only scaled, independent coil coatings solution provider capable of coating steel and aluminum from multiple sources
- Network of 13 strategically located manufacturing facilities in close proximity to major customers and metal suppliers, supporting highly efficient supply chain logistics and providing sustainable competitive advantage
- Superior processing capabilities and operational flexibility, focusing on value-added applications
- Proven growth strategy focused on substrate diversity, conversion to prepaint opportunities and strategic partnerships with high-value customers and suppliers
- Diverse blue-chip customer base with long-term relationships and low concentration
- Attractive financial profile: LTM 12/31/2021 sales of $699 million and adjusted EBITDA of $137 million (~20% margin)
- ~1,100 employees
- Corporate office located in St. Louis, Missouri

#1
position across highly attractive and growing end markets

15 coating lines and **17** processing lines

1/3
of coating volume undergoes value-added processing

1.7mm
tons volume of metal coated per year

LTM 12/31/2021 Sales Breakdown


41%
18%
16%
8%
5%
5%
4%
5%
Comm/Ind/Arch Construction
Appliance
Transportation
Agricultural Construction
HVAC
Other
Residential Construction
Container

Manufacturing Footprint


1
2
3
4
5
6
7
8
9
10
11
12
13

$75mm+
Investment required to replicate any coating facility, creating sustainable competitive advantage

Differentiated strategic footprint with close proximity to customers, mills and transportation drives significant cost advantages and shorter lead times for customers

Highly differentiated coil coating solutions provider distinguished by unique scale, customer service, breadth of offerings and proprietary know-how

34

PUBLIC LENDER PRESENTATION 35 A “One-Stop-Shop” for Coil Coating Solutions and Value-Added Processing Overview of the Coil Coating Process ■ Coil coating is a continuous, highly automated process whereby coatings and film laminates are applied to coils of metal before fabrication into end products ■ Steel or aluminum substrate in coil form is unwound, cleaned on both sides, chemically treated, primed, oven-cured, top-coated, oven- cured again and recoiled for packaging and shipment ■ Value-added processing services are provided subsequent to coating based on customer specifications ■ Coil coating is recognized for its cost effectiveness, aesthetics, field performance and sustainability - the process is a closed loop system with greater than 98% volatile organic compound (VOC) capture and conversion to fuel Precoat’s diversified solutions and service offering support customers across the entire coil coating value chain Precoat Metals Uncoil Coil Stitch Clean & Pre-treat Prime Coat Oven Cure & Quench Top Coat Oven Cure & Quench Coated Coil Bare Metal Coil Coated Metal Coil ships to customer, or has value-add processing Surface Prep Prime Coat Process Top Coat Process Coils up to 72” wide Weighing up to 60,000 lbs / coil Travelling up to 700 feet / minute Flow of material through line

AZZ
PUBLIC LENDER PRESENTATION

Comprehensive Value-Added Processing and Service Capabilities

Slitting / Cut to Length	■ Slit master coils into multiple narrower coils / cut master coil into prescribed blank lengths ■ Off-line process completed following coating ■ Customers receive product ready for immediate fabrication	
Embossing	■ Provides texture to the substrate required in the appliance, garage door, walk-in cooler and RV markets ■ Produces decorative effects and, in many cases, provides added strength to substrate ■ Limited number of supply options for embossing	
Shape Correction	■ Improves flatness resulting in a higher quality product - ideal for surface critical applications ■ Enhances finish quality and reduces scrap ■ Further improves sheet flatness for applications where mill standard shape is inadequate	
Printing, Striping & Laminating	■ Gravure and flexographic printing technologies used in line to create a wide variety of decorative designs ■ Application of multi-colored coating stripes to customer specifications ■ Performance oriented and decorative films bonded to metal substrates	
Warehousing	■ Ability to store inventory of bare and painted coil to facilitate JIT deliveries and large metal buys ■ Supply chain intermediation streamlines procurement and drives savings on freight and lead time ■ Combination of storage and processing capability under one roof limits the number of times material is handled	
Technical Sales & Service	■ End to end functional design and support tailored to customers provided as part of Precoat's service equation ■ In-person trial support at every step of supply chain; Precoat personnel are most experienced and expert at efficiently moving from trial to flawless production ■ 24/7/365 rapid response to remediate technical issues onsite at customer locations	

36

AZZ
PUBLIC LENDER PRESENTATION

Differentiated Business Model as Service-Oriented Independent Toll Processor

Toll Processing Model Overview


Precoat Metals
Precoat uses best-in-class coating lines to coat customer-owned metal to specification
Complementary value-added processing (e.g. slitting, embossing) subsequent to coating
Additional services to improve sourcing agility and customers' supply chain performance
Customer-owned unfinished steel & aluminum coils shipped from mills to Precoat facilities
Ships finished product to customers
Customers specify coatings that Precoat buys
Customers
Orders are placed for finished product with Precoat based on specified color, coating and value-added services
Customers order unfinished metal coils from mills and service centers

Key Advantages

✓ **Commercial Independence**

- No direct metal or coating source affiliations
- Customers can multi-source metal and coatings

✓ **Transparency**

- No conflicts of interest between internal needs and customer orders

✓ **Service Orientation**

- Unparalleled product and processing capabilities
- Short lead time and flexible scheduling
- Warehousing capacity for over 500,000 tons of customer metal

✓ **Insulated From Commodity Pricing Fluctuations**

- *No metal or coatings price risk*
  - Customers purchase all metal
  - Pass through all coating price increases to customers
  - Unique industry footprint, capability to process orders through any period of equipment downtime

✓ **High Cash Flow**

- *No metal inventory* and limited working capital
- Well-invested network requires limited capital requirements

Precoat fulfills critical customer needs for service and flexibility without holding any metal inventory or taking any metal or coatings price risk

37

AZZ PUBLIC LENDER PRESENTATION

Leading Positions in Key End Markets

	Representative Product Applications	Market Position(1)
	Commercial / Industrial / Architectural · **Agricultural** · **Residential**	
Construction	 Structural and Mechanical;  Last Mile Warehousing;  Farm Storage Structures;  Animal Confinement;  Barndominium;  Weathered Metal Roof Print	#1 Overall; #1 Entry Doors; #2 Garage Doors
Appliance	 Large Appliances;  Walk-in Coolers;  Display Cases	#1
HVAC	 HVAC Systems;  Water Heaters;  HVAC Accessories	#1 *(Joint)*
Container	 Food & Beverage Containers;  General Line Containers;  Barrels, Drums and Pails	#1
Transportation	 Trailers & RVs;  Buses;  Automotive Lightweighting;  Cargo / Truck Trailers	#1 Buses; #1 Trailer

Broad product offering across major end markets solidifies Precoat's leading position

(1) Estimated coil coating market position.

38

AZZ
PUBLIC LENDER PRESENTATION

Unique Competitive Advantage Supported by Best-in-Class Service

Precoat's Positioning within the Prepainted Coil Coating Competitive Landscape

Precoat Metals	• **Only independent coil coating solutions provider of scale serving every end market** • Both large and small, complex runs • Full breadth of value-added service offerings • Unmatched footprint in close proximity to customers, suppliers and key modes of transportation	
Other Independent Processors	• Smaller, sub-scale regional players • Inability to provide full-suite of capabilities across multiple locations • Focus on smaller, niche orders and targeted end markets	CHEMCOATERS, Nickeloid Metals, Vorteq
Captive / Toll Coaters	• Broad sourcing ability, but limited substrate diversity • Channel conflict due to other businesses in their portfolio • Market breadth typically narrow	Cornerstone Building Brands, Centria Coil Coating? / Edcoat, MSC Material Sciences Corporation
Pure Captive Coaters	• Smaller scale • Narrow focus on captive business requirements • Coil coating is non-core • Freight optimization is a challenge	Arrow, Crown
Integrated Steel & Aluminum Mills	• Significant scale, but lack commercial independence • Preference for large runs • Broad set of coating capabilities • Lack of metal sourcing flexibility • Limited value-added processing	Kaiser Aluminum, Novelis, SDI, Nucor, Ternium


Size reflects tonnage
Diverse
Narrow
Product and Market Application Focus
Limited
Comprehensive
Service Offering & Processing Capability Diversity
Precoat Metals
MSC
Ternium
Cornerstone
Am Nickleoid
SDI
Novelis
Kaiser
Nucor
Vorteq
Asia
Arrow
Berridge

Best-Positioned Across All Competitive Criteria

Product & Market	Offerings & Processing Capabilities	
Substrate Range	Sourcing Latitude	Service Flexibility
Surface Criticality	Value-Added Processing	Line Spec Capabilities
Market Breadth	Redundancy / Footprint Flexibility	

Clear industry leader with entrenched advantages as a unique independent toll coater

39

4. Industry Overview

AZZ

PUBLIC LENDER PRESENTATION

U.S. Prepainted Coil Industry

Prepainted coil is a subsegment of the overall metal materials market which adds valuable performance, durability, texture and aesthetics

Commentary

- The prepainted coil market is a ~$3.7bn industry in the U.S. and accounts for 8% of the broader steel and aluminum materials market, as well as 15% of all sheet/coil steel and aluminum in 2021E
- The prepainted segment serves a diverse set of end markets and is benefitting from positive trends in key end markets, including a broader trend of customers adopting or converting to the use of prepainted coil instead of uncoated or postpainted materials
- Since 2017, prepainted coils have gained an estimated ~6% share of the total U.S. coating volume, and the prepainted market is expected to grow at a 6.5% CAGR from 2021E – 2026E

Prepaint Subsegment with Broader Metal Materials


~112.2mm tons
Steel & Aluminum Materials
~57.9mm tons
Sheet / Flat-Rolled Coil
~25.5mm tons
Coated Market
~8.5mm tons
Prepainted Coil
'21–'26E CAGR
2.1%
Sheet Steel
5.7%
Sheet Aluminum
6.5%
Prepainted Coil

U.S. End Market Breakdown[1]


Other 7%
Transportation 10%
Commercial/ Industrial/ Architectural Construction 26%
Container 23%
Agricultural Construction 12%
Residential Construction 10%
HVAC 9%
Appliance 3%

Diversity of application demand and growth of metals, particularly in construction & containers, expected to generate strong growth for prepainted coils over the next 5 years

U.S. Prepainted Coil Market[1]


Precoat 20%
Other 31%
Cornerstone 10%
SDI 7%
Novelis 5%
Steelscape 3%
Imports 13%
Ternium 2%
Vorteq 3%
Kaiser 3%
MSC 3%

Precoat is the clear leader in the prepainted market, which drives above end market growth rates due to increasing focus on conversion from postpaint to prepainted coils

U.S. Regional Breakdown[1]


Northeast 12%
Midwest 36%
West 15%
South 37%

Precoat's footprint in close proximity to major customers, metal suppliers and major ports supporting a highly efficient supply chain in key regions

(1) Reflects 2020 US market mix.

41

PUBLIC LENDER PRESENTATION

Demand for Coil Coating Is Expected to Significantly Outpace Market Capacity

Rebound in Demand Conditions +

Precoat's Coil Coating Volume
(in millions tons)



Trade War
COVID
1.7
1.6
1.5
1.5
1.7
2017A
2018A
2019A
2020A
2021A

- Recovery from 2018-19 period that was impacted by Section 232, Trade War between the U.S. and China, and abnormally severe flooding
- Impact of retaliatory tariffs has abated
- COVID-impacted sectors have begun to recover with volumes approaching normalized levels

Shift to Prepaint Coating +

2021E Prepaint Subsegment by U.S. Coating Volume



~112.2mm tons
Steel & Aluminum Materials
~57.9mm tons
Sheet / Flat-Rolled Coil
~25.5mm tons
Coated Market
~8.5mm tons
Prepainted Coil
'21–'26E CAGR
5.7%
Sheet Aluminum
2.1%
Sheet Steel
6.5%
Prepainted Coil

- Precoat is the leader in prepainted metal, which is coated prior to manufacturing the end product
- Customers increasingly relying on prepainted metal due to product performance, sustainability and savings
  - Driving customer conversion from postpaint to prepaint
- Prepainted metal has been gaining share in the overall coated metal market, a trend that is expected to continue

Tight Supply With New Lines Needed to Meet Projected Demand

U.S. Coil Coating Demand vs. Capacity
(in millions tons)



8.5
9.4
10.3
10.5
10.9
11.6
~3.1mm ton deficit requiring ~14 lines
Capacity at current industry utilization
2021E
2022E
2023E
2024E
2025E
2026E

- Market demand expected to significantly outgrow capacity, likely requiring 14 new high-end lines to meet projected volume at current utilization rates
- Particularly tight capacity in container and aluminum
- Precoat has available capacity to address growth in end market demand and deliver on its business plan

Highly attractive market environment with demand outpacing supply

42

PUBLIC LENDER PRESENTATION

U.S. Prepainted Coil Coating End Market Trends

U.S. Annual Prepainted Coil Shipment Demand Volume

(in millions of short tons)



Comm./Ind./Arch. Construction
Residential Construction
HVAC
Transportation
Agricultural Construction
Appliance
Container
Other
'21–'26 CAGR: 6.5%
7.8
7.7
7.5
8.5
9.4
10.3
10.5
10.9
11.6
2018A
2019A
2020A
2021E
2022E
2023E
2024E
2025E
2026E

Source: Ducker Holdings LLC.

Long-Term Growth

- Precoat's broad and diverse range of capabilities across substrates, sizes and gauges provide ability to support applications spanning all end markets
- Highest level of volume growth of steel in the market is expected to come from the construction segment
  - Tailwinds in residential and targeted nonresidential building applications
- Containers segment is expected to lead the way in prepainted aluminum usage
  - Beverage cans
  - Food cans
  - Industrial adhesives / paints / sealants containers
- Appliance segment is projected to experience the highest prepainted growth rates
  - Strong market tailwinds
  - Significant postpaint to prepaint conversion trends

43

5. Key Credit Highlights

PUBLIC LENDER PRESENTATION 45 Key Credit Highlights Sustainable Competitive Advantage from Highly Strategic Facilities Footprint Significantly Enhanced Scale and Attractive Margin Profile Nearly Pure-Play Metal Coatings Company with Leading Positions Across the Value Chain Diverse Blue-Chip Customer Base with Long-Term Relationships and Low Concentration Resilient Financial Performance Through the Cycle Strong Free Cash Flow Generation and Demonstrated Track Record of Prudent Balance Sheet Management Experienced Management Team with History of Organic Growth and M&A Integration 1 2 3 4 5 6 8 Highly Attractive End Markets Benefitting from Accelerating Tailwinds7

PUBLIC LENDER PRESENTATION

1 Nearly Pure-Play Metal Coatings Company with Leading Positions Across the Value Chain

Acquisition of Precoat represents a continued transition of AZZ from a portfolio of businesses to a focused provider of coating and galvanizing solutions for critical applications

Precoat Metals Advances AZZ's Strategy of Becoming Predominantly a Metal Coatings Company



AZZ
Infrastructure Solutions
41%
Metal Coatings
59%
International
12%
North America
88%
AZZ + Precoat Metals
Precoat Metals
43%
Metal Coatings
34%
Infrastructure Solutions
23%
International
7%
North America
93%

Highly Complementary Acquisition With Strong Strategic Fit

	AZZ Metal Coatings	Precoat Metals
Sales	$551 million	$699 million
	More than Doubles Coatings-Related Sales	
Substrate	Steel	Steel, Aluminum
Value Chain	Post-Fabrication	Pre-Fabrication
Solutions Offering	• Hot-dip galvanizing • Spin galvanizing • Powder coating • Anodizing • Plating • Other surface coating applications	• Prepaint coating • Shape correction • Cut-to-length • Slitting • Embossing • Laminating / printing
End Markets	• Industrial • Construction • OEM • Renewable / Utility • Petrochem • Other	• Construction • Appliance • HVAC • Container • Transportation • Other
Market Position	#1 in hot-dip galvanizing in North America	#1 independent coil coating provider across end markets

Note: Based on financials as of LTM 2/28/2022 for AZZ and LTM 12/31/2021 for Precoat. AZZ financials include pro forma impact of Steel Creek and DAAM Galvanizing acquisitions.

46

PUBLIC LENDER PRESENTATION 47 Precoat is the Leading Independent Coil Coating Solutions Provider in North America Highly differentiated coil coating solutions provider participating in every market with the most diverse range of capabilities and service offerings Precoat is the Clear Industry Leader in the U.S.… … with Leading Positions Across End Markets Construction Appliance HVAC TransportationContainer #1 Entry Doors #1 Buses#1 (Joint) #2 Garage Doors #1 Trailer#1 Overall #1 Overall#1 Overall 1 Precoat 20% Cornerstone 10% SDI 7% Novelis 5% Steelscape 3%MSC 3% Kaiser 3% Vorteq 3% Ternium 2% Imports 13% Other 31% 2x Larger Share Than Next Competitor 6x Larger Share Than Next Independent Competitor

PUBLIC LENDER PRESENTATION $699 Revenue Adjusted EBITDA and Margin Pro Forma Pro Forma 17.6% 19.7% 18.5% Note: Based on financials as of LTM 2/28/2022 for AZZ and LTM 12/31/2021 for Precoat. AZZ financials pro forma for acquisitions of Steel Creek and DAAM Galvanizing. (1) Does not include any estimated run-rate synergies. 48 ($ in millions) ($ in millions) 2 $1,634 $935 Metal Coatings Infrastructure Solutions Precoat Metals Nearly doubles revenue and adjusted EBITDA✓ Increases higher margin coating mix✓ Compelling opportunity for additional margin upside✓ Coatings Related Coatings Related $165 $137(1) $302 Significantly Enhanced Scale and Attractive Margin Profile

PUBLIC LENDER PRESENTATION 49 3 Sustainable competitive advantage from irreplicable facilities footprint with high barriers to entry ✓ Highly strategic footprint with close proximity to customers and internal network of site adjacencies Strong, centralized back-office and logistics network driving sales and operational efficiencies ✓ ✓AZZ Metal Coatings Precoat Metals Sustainable Competitive Advantage from Highly Strategic Facilities Footprint

PUBLIC LENDER PRESENTATION ■ State-of-the-art coating lines at all of Precoat’s facilities ■ Largest facility footprint and capacity in the industry provides a highly efficient supply chain and creates sustainable competitive advantage – $75mm+ investment would be required to replicate a Precoat coating facility ■ Unmatched scale and customer reach provides sourcing flexibility, proximity to customers and redundant capacity – Customers can purchase metal from multiple sources, including foreign sources – Ability to shift work between plants limits work disruption and offers significant risk mitigation to customers ■ Expansive footprint leads to short lead times, quick order turnarounds, freight advantages and scheduling flexibility – Ability to optimize supply chains and maximize logistics savings – Typical shipping radius for prepainted coils is 300 miles ■ Warehousing capacity for over 500,000 tons of customer metal 50 Purpose-built footprint in close proximity to major customers, metal suppliers and major transportation hubs enables highly efficient supply chain logistics and provides a sustainable competitive advantage Key Competitive Advantages Historical investments in differentiated equipment, facility footprint and capabilities have established a sustainable competitive advantage for Precoat 15 State-of-the-art coating lines across 13 facilities with 17 value-added processing lines 40%+ Of customers are serviced from multiple Precoat facilities 300 miles Typical shipping radius for prepainted coils underscores importance of proximity $75mm+ Investment required to replicate any Precoat coating facility, creating sustainable competitive advantage Precoat Facilities Flat Rolled Steel Mills Flat Rolled Aluminum Mills Flat Rolled Stainless Mills Key Ports of Entry Mississippi / Ohio River 12 13 10 11 8 7 6 5 12 4 3 9 3 Precoat’s Strategic Footprint Provides a Distinct Competitive Advantage

PUBLIC LENDER PRESENTATION Representative Customers 51 4 ~3,000 Total Customers Diverse Customer Base With No Customer Accounting For >5% of Sales 85% of Top 25 Customer Relationships 10+ Years 600+ Total Customers Diverse Customer Base With No Customer Accounting For >7% of Sales 25+ Years Average Tenure of Top 10 Customers Representative Customers Diverse Blue-Chip Customer Base with Long-Term Relationships and Low Concentration

AZZ PUBLIC LENDER PRESENTATION

4 Precoat's Entrenched, Long-Term Relationships with Diverse Blue-Chip Customers

Long-standing, primary-source customer relationships with leading end use industry players

- Sticky customer relationships underpinned by multi-year agreements with top customers
- Customer base spans end markets, including manufacturers and distributors
  - No customer accounted for greater than 7% of sales in 2021
- Precoat is the primary supplier to 15 of its top 20 customers, with the majority of sales from customer relationships exceeding 25 years

End Market	Representative Products	Representative Customers
Commercial / Industrial Construction	Metal roofing, siding	Mueller Inc, McElroy Metal, Metal Sales
Ag. Construction	Storage buildings, animal confinement	Morton Buildings, Behlen Building Systems
Res. Construction	Barndominiums, metal roofing	Central States, Fabral
Transportation	RVs, auto panels, truck trailers, buses	Patrick
Appliance	Refrigeration, laundry, cooling	GE, Electrolux, Whirlpool
HVAC	Air conditioning, heating	Trane, Lennox

Customer Breakdown

Customer Mix by Sales


7%
5%
4%
4%
3%
3%
3%
2%
2%
2%
Other
65%

By Relationship Length


<5 Years
7%
5 - 10 Years
9%
10 - 15 Years
14%
15 - 25 Years
19%
25+ Years
51%

Precoat's Customer Differentiation

- ✓ *Scale to serve customers nationally*
- ✓ *Broad service offerings*
- ✓ *Value-added capabilities*
- ✓ *Proprietary manufacturing 'know-how'*
- ✓ *Technological differentiation*
- ✓ *User-friendly – small and large runs, customer interface*
- ✓ *Operational flexibility / shorter lead times*

600+ *Total Customers*	**25+ Years** *Average Tenure of Top 10 Customers*
~3 Years *Agreement Length with Top Customers*	**~7%** *Revenue Contribution from New Customers*

Proven track record of winning new business and retaining customers across end markets

52

PUBLIC LENDER PRESENTATION AZZ Precoat Metals(1) 53 5 (1) Reflects Precoat historical adjusted EBITDA figures as disclosed by Precoat. ($ in millions) ($ in millions) $54 $86 $85 $85 $100 16.7% 20.9% 23.7% 22.3% 21.4% FY2008 FY2009 FY2010 FY2011 FY2012 Adjusted EBITDA Margin (%) $51 $59 $42 $57 $71 12.0% 12.4% 11.6% 14.2% 15.0% CY2007 CY2008 CY2009 CY2010 CY2011 Adjusted EBITDA Margin (%) Resilient Financial Performance Through the Cycle

PUBLIC LENDER PRESENTATION 54 Highly Resilient Business During Great Recession Highly Variable & Flexible Cost Structure Precoat’s tolling model and highly variable cost structure provide a highly sustainable growth, profitability and free cash flow trajectory Demonstrated resilient performance through market downturns supported by a highly variable cost structure and no commodity price exposure ■ 2009 represented the only time Precoat revenue declined by >5% in last 25 years, with no consecutive years of sales decline ■ Even when Precoat was a smaller business, margins were sustained through the Great Recession and quickly recovered to pre-downturn EBITDA levels within ~2 years No historical revenue or margin correlation to steel pricesHighly variable cost structure and flexible operating model Tolling model provides cost pass through as customers direct input buys Extremely low net working capital requirements 2009 2010 2011 2012 2013 2014 2016 2017 2018 2019 20202015 60 70 80 90 100 110 120 130 Precoat Construction ASP ($/ton) Galvalume AZ50 ($/ton) (% Indexed to 2012 price) 5 Insulation from Commodity Pricing Volatility Variable 87% Fixed 13% Precoat’s Highly Flexible Operating Model Drives Resiliency

AZZ
PUBLIC LENDER PRESENTATION

5 Precoat's Meaningful Variable Cost Structure Provides Enhanced Agility

Due to high material cost mix and flexible labor arrangements, Precoat enjoys a highly variable cost structure that supports stability and cycle resiliency. Toll processing model eliminates the need to own the metal at any point through the process, thus eliminating any exposure to metal price fluctuations

Cost Breakdown (2021)

Total Operating Costs


5%
8%
87%
COGS
2
1
Variable Costs
Fixed
SG&A

Total Variable Costs


2%
5%
7%
8%
73%
7
6
5
4
3
Material Costs
Labor
Supplies
Utilities
Other

Note: Based on unadjusted financials and excludes D&A.

Highlights

1 Fixed Costs
- Comprised primarily of indirect labor (engineering and quality management) and insurance expenses

2 SG&A
- Captures SG&A payroll, bonus, travel & entertainment and other SG&A costs

3 Material Cost
- Includes coatings, laminates, metal treatments and solvents

4 Labor
- Derived of coating line and secondary processing labor, operations support, shipping, quality control and maintenance

5 Supplies
- Represents COGS for shipping supplies

6 Utilities
- Represents energy spend on electricity and natural gas

7 Other
- Includes production, maintenance and safety supplies and employee fringe benefits

55

PUBLIC LENDER PRESENTATION 56 6 ■ AZZ and Precoat exhibit strong cash conversion and working capital management ■ Limited working capital and capex requirements ■ Historical investments driving continued profitable growth and margin performance Cumulative 3-Year Adjusted Free Cash Flow(1) 102% 76% Note: Reflects fiscal year ending February 28 for AZZ and fiscal year ending December 31 for Precoat. AZZ financials not pro forma for acquisitions or divestitures. (1) AZZ adjusted free cash flow defined as adjusted free cash flow from operations less capex. Precoat adjusted free cash flow defined as adjusted EBITDA less change in net working capital and capex. (2) Adjusted free cash flow conversion defined as adjusted free cash flow divided by adjusted net income. (3) Adjusted free cash flow conversion defined as adjusted free cash flow divided by adjusted EBITDA. ($ in millions) $215 FY2020 - FY2022 $243 CY2019 - CY2021 Free Cash Flow Conversion(2) Free Cash Flow Conversion(3) Strong Free Cash Flow Generation

PUBLIC LENDER PRESENTATION Net Leverage Near-Term Focus on Rapid Deleveraging ■ Pro forma net leverage of 5.0x (4.2x following conversion of Subordinated Convertible Notes into Series A Convertible Preferred Shares) as of 2/28/2022 with goal of returning to <3.0x by the end of FY2024, in line with AZZ’s publicly committed long-term target of 2.5x to 3.0x ■ Strong free cash flow generation supports deleveraging priority and future growth (Net Debt / Pro Forma LTM Adjusted EBITDA) (1) Based on financials as of LTM 2/28/2022 for AZZ and LTM 12/31/2021 for Precoat. AZZ financials include pro forma impact of Steel Creek and DAAM Galvanizing acquisitions. 57 6 (1) 2.4x 1.7x 0.9x 1.5x 1.5x 4.2x <3.0x 2.5x 5.0x 3.0x FY2018 FY2019 FY2020 FY2021 FY2022 Pro Forma 2/28/2022 FY2024 Target Long-Term Target Demonstrated Track Record of Prudent Balance Sheet Management

AZZ
PUBLIC LENDER PRESENTATION

7 Highly Attractive End Markets Benefitting from Accelerating Tailwinds

AZZ's Post-Fabrication Hot-Dip Galvanizing business is focused on the subset of the overall metal coatings materials market which protects post-fabricated steel structures from corrosion, using zinc, a environmentally friendly infinitely reusable material


Recreation
Agriculture
Petrochem
Bridge & Hwy
OEM
Electrical/T&D
Construction
Industrial

- AZZ is North America's largest independent provider of hot-dip galvanizing to the post-fabrication metal market
- Recreation market has seen a surge in investment due to recent COVID pandemic (boat trailers, docks, RV frames)
- Agriculture construction has significant headroom coming off the lowest levels in 20 years following the trade war between the U.S. and China, driving investment and construction of agriculture equipment and structures
- Petrochem market seeing the return of capital projects as oil prices rise
- Bridge and highway construction being driven higher due to government spending on infrastructure and a growing number of structurally deficient bridges
- OEM (truck and trailer) market seeing record high orders as transportation companies struggle to keep up with demand
- Electrical/T&D market investment is being driven by grid hardening, resiliency, renewable integration which drives demand for galvanized poles, lattice towers, solar sub-frames
- General construction market driven by growth and investment in North America and the return to on-shore manufacturing
- Industrial demand for hot-dip galvanizing growing with several large multi-year industrial projects active throughout the U.S.
- The hot-dip galvanizing market penetration in North America is ~33%, whereas in Europe it is more developed at ~50%+; North America has an opportunity to grow to similar penetration rates
- Hot-dip galvanizing market is benefitting from end-market conversion away from wet-spray paint (VOC/ESG issues) to a more environmentally friendly option (hot-dip galvanizing)

Strong demand outlook for post-fabricated steel benefitting from positive trends in key end markets

58

AZZ

PUBLIC LENDER PRESENTATION

7 Highly Attractive End Markets Benefitting from Accelerating Tailwinds (Cont'd)

Diverse, Growing Markets

Precoat 2021A Revenue by End Market		Metal Materials Market Growth	Prepainted Metal Subsegment Growth
Other	5%	1-2%	3.2%
Transportation	4%	4-7%	4.9%
Container	5%	5-10%	9.5%
HVAC	5%	3-5%	3.8%
Appliance	8%	5-8%	16.6%
Residential Construction	16%	2-3%	3.2%
Agricultural Construction	18%	2-3%	4.6%
Commercial/ Industrial/ Architectural Construction	41%	2-3%	5.9%

Foundation for Robust Market Growth Across End Markets

1 Normalizing Trends Affecting End Market Growth Rates:

- **Construction:**
  - **Non-Res:** Rebounding demand in commercial sectors such as offices
  - **Agriculture:** Market has stabilized coming out of Trade Wars, with significant pent-up construction demand following rebound in equipment spend
  - **Res:** Strong momentum in housing starts
- **Appliance/HVAC:** Manufacturing restart post-COVID
- **Transportation:** Strong post-COVID recovery across automotive sector

2 Accelerating Secular Tailwinds and "New Norms" Driving Outsized Growth in Prepainted Metal:

- **Construction:**
  - **Non-Res:** Growth in last-mile warehousing, cold storage facilities and data centers as online shopping delivery and digital asset build outs accelerate
  - **Residential:** Increasing adoption of metal housing and roofing
- **Transportation:** Megatrends including automotive lightweighting and increased demand for supported vehicle types (last-mile delivery vehicles, RVs and tractor trailers)
- **Container:** Sustainability/recyclability megatrends driving conversion from plastic to aluminum; "keg to can" trend of at-home beverage consumption; increased use of decorative coatings
- **Appliance:** Accelerating OEM conversion from use of postpainted to prepainted metal

3 Additional Upside:

- Early innings in agricultural construction recovery
- Infrastructure bill to spur additional upside across end markets with potential to add ~700k tons per year of incremental prepainted coil demand
- OEMs increasingly interested in outsourcing to core competency providers
- Electrification trends driving demand for battery housing in electric vehicles metal


+ UPSIDE
3
Multiple levers and new market opportunities could drive further, outsized growth
+ ~6%
2
+ ~3%
Incremental Growth from Prepainted Exposure
1
+ ~3%
Broader End Market Growth Rate

Precoat is well-positioned in highly stable end markets with secular tailwinds and "new norms" in prepainted segment driving above end market growth

59

PUBLIC LENDER PRESENTATION 60 Tom Ferguson President and Chief Executive Officer Kurt Russell President & COO Precoat Bryan Stovall President & COO Metal Coatings Gary Hill President & COO AIS Philip Schlom Chief Financial Officer David Nark SVP of Marketing, Communications and Investor Relations Since 1993 9 Years at AZZ 3 Years at AZZ 9 Years at AZZ 12 Years at Precoat 29 Years at AZZ 14 Years at AZZ and Predecessors Prior Experience 8 Combined corporate culture and shared vision of value-added metal coating solutions and best practices to drive continuous improvement across businesses✓ Precoat will be operated as a standalone reporting segment, limiting overall integration complexity✓ Precoat management team to join AZZ and remain with the business, providing continuity and consistency✓ Experienced Management Team with History of Organic Growth and M&A Integration

6. Financial Overview

AZZ
PUBLIC LENDER PRESENTATION

Pro Forma Historical Financial Performance (FY2020 – FY2022)

Revenue

($ in millions)


$1,548
$561
$987
FY2020
$1,391
$572
$819
FY2021
$1,634
$699
$935
FY2022
AZZ
Precoat

% YoY Growth	FY2020	FY2021	FY2022
AZZ	6.4%	(17.0%)	10.2% [1]
Precoat	(0.3%)	1.8%	22.3%
Total	3.9%	(10.1%)	15.1%[1]

Adjusted EBITDA

($ in millions)


$235
$86
$149
FY2020
$220
$95
$125
FY2021
$302
$137
$165
FY2022
AZZ
Precoat

% Margin	FY2020	FY2021	FY2022
AZZ	15.1%	15.3%	17.6%
Precoat	15.4%	16.5%	19.7%
Total	15.2%	15.8%	18.5%

Capex

($ in millions)


$56
$21
$34
FY2020
$55
$16
$39
FY2021
$51
$23
$29
FY2022
AZZ
Precoat

% of Sales	FY2020	FY2021	FY2022
AZZ	3.5%	4.7%	3.1%
Precoat	3.8%	2.8%	3.2%
Total	3.6%	3.9%	3.1%

Adjusted EBITDA – Capex

($ in millions)


$180
$65
$115
FY2020
$165
$79
$86
FY2021
$251
$115
$136
FY2022
AZZ
Precoat

% Margin	FY2020	FY2021	FY2022
AZZ	11.6%	10.5%	14.5%
Precoat	11.6%	13.8%	16.4%
Total	11.6%	11.9%	15.3%

Note: Reflects fiscal year ending February 28 for AZZ and fiscal year ending December 31 for Precoat. AZZ financials pro forma for the divestitures of Galvabar, NLI and SMS and one-time expenses. AZZ FY2022 financials pro forma for acquisitions of Steel Creek and DAAM Galvanizing. Reflects AZZ reported and adjusted financials for each fiscal year presented and Precoat financial information received during due diligence, which does not necessarily reflected audited financials. Does not include any estimated run-rate synergies.

(1) Not pro forma for acquisitions of Steel Creek and DAAM Galvanizing.

62

AZZ

PUBLIC LENDER PRESENTATION

Precoat Historical Financial Performance (CY2019 - CY2021)

($ in millions)	CY2019	CY2020	CY2021	'19A – '21A CAGR
1 **Revenue**	**$561**	**$572**	**$699**	**11.6%**
% Growth	*(0.3%)*	*1.8%*	*22.3%*	
Cost of Sales	(455)	(456)	(536)	
2 **Gross Profit**	**$106**	**$115**	**$163**	**24.0%**
% Margin	*18.9%*	*20.2%*	*23.4%*	
SG&A & Other	(11)	(13)	(12)	
3 **EBITDA**	**$95**	**$102**	**$152**	**26.1%**
% Margin	*17.0%*	*17.9%*	*21.7%*	
4 Adjustments	(2)	(0)	(7)	
5 Standalone Costs	(7)	(7)	(7)	
Adjusted EBITDA	**$86**	**$95**	**$137**	**26.2%**
% Margin	*15.4%*	*16.5%*	*19.7%*	
Adjusted Free Cash Flow				
Adjusted EBITDA	**$86**	**$95**	**$137**	**26.2%**
6 Change in Net Working Capital	(6)	(4)	(6)	
7 Capex	(21)	(16)	(23)	
Adjusted Free Cash Flow	**$59**	**$75**	**$109**	**35.7%**
% Conversion	*68.5%*	*79.0%*	*79.2%*	

Commentary

1 **Revenue**
- Revenue CAGR of 11.6% from 2019 – 2021
- Volume recovery from ~1.5 million tons in 2019 / 2020 to ~1.7 million tons in 2021
  - 2018 / 2019 volumes impacted by Trade War, 2020 volumes impacted by COVID-19 pandemic
- History of achieving price increases every 1.4 years on average

2 **Gross Margin**
- Gross profit CAGR of 24.0% from 2019 – 2021
- Driven by revenue growth as described above as well as Precoat's ability to pass through rising material costs to customers due to tolling model, resulting in margin increase of ~450 bps from 2019 – 2021

3 **EBITDA**
- EBITDA CAGR of 26.1% from 2019 – 2021
- Driven by same factors as gross margin in addition to steady SG&A costs averaging ~$12 million in each year, contributing to EBITDA margin expansion of ~470 bps

4 **Adjustments**
- Reflects AZZ management's view of diligence adjustments to Precoat EBITDA, including items related to T&E expense normalization, price increases and bonus normalizations

5 **Standalone Costs**
- Reflects AZZ management's preliminary estimate of Precoat standalone costs of ~$7 million

6 **Change in Net Working Capital**
- Net working capital of 2-3% of sales each year

7 **Capex**
- Maintenance capex of ~$13 million in 2019 and 2020, ~$15 million in 2021
- Growth capex of ~$8 million, ~$2 million and ~$5 million in 2019, 2020 and 2021, respectively, associated with facility expansion and upgrades

63

PUBLIC LENDER PRESENTATION Non-GAAP Pro Forma Adjusted EBITDA Reconciliation 64 ($ in millions) AZZ Precoat Pro Forma (Excl. Synergies) Estimated Synergies (50% Credit)(2) Pro Forma (Incl. Synergies) Net Income $84 Interest 6 Taxes 22 Depreciation & Amortization 45 EBITDA 157 Restructuring & Impairment Charges (2) Precoat Acquisition Cost Adjustment 2 Adjusted EBITDA 157 Pro Forma Impact of Acquisitions(1) 8 Pro Forma Adjusted EBITDA $165 $137 $302 $5 $307 Note: Based on financials as of LTM 2/28/2022 for AZZ and LTM 12/31/2021 for Precoat. (1) Reflects pro forma full year EBITDA impact of Steel Creek and DAAM Galvanizing acquisitions. (2) Includes 50% credit for $10 million of estimated run rate synergies.

AZZ PUBLIC LENDER PRESENTATION

Preliminary Estimated Synergies Overview

Bucket	Amount	Commentary
Corporate	**$4 million** *0.6% of Precoat's CY2021A Sales* *14.4% of Precoat's CY2021A SG&A*	Consolidation of select redundant corporate functions that were previously performed for Precoat by Sequa that will now be covered by AZZ
Procurement	**$2 million - $3 million** *0.3% - 0.4% of Precoat's CY2021A Sales* *0.4% - 0.6% of Precoat's CY2021A Variable Costs*	Potential savings from increased scale with certain suppliers / procurement functions. Examples include paints used by AZZ at much lower volumes than Precoat, combined purchasing power for highly utilized assets like forklifts, etc.
Other SG&A	**$3 million - $4 million** *0.4% - 0.6% of Precoat's CY2021A Sales* *10.8% - 14.4% of Precoat's CY2021A SG&A*	Savings related to cost efficiencies with general SG&A, payroll and business systems and employee benefit structures

Total: ~$10 million
0.6% of Combined Company Pro Forma Sales[1]

(1) Based on financials as of LTM 2/28/2022 for AZZ and LTM 12/31/2021 for Precoat. AZZ financials include pro forma impact of Steel Creek and DAAM Galvanizing acquisitions.

65

Appendix

PUBLIC LENDER PRESENTATION Pro Forma Organizational Structure 67 AZZ New $400 million Secured Revolving Credit Facility New $1,300 million First Lien Term Loan Arbor Crowley, LLC Sequa Mezzanine Holdings LLC Borrower Guarantors* AZZ Metal Coatings Subsidiaries* AZZ Infrastructure Solutions Subsidiaries* Precoat Subsidiaries* Credit Group Public Shareholders * Final list of guarantors subject to confirmation, but in any event, to include substantially all direct and indirect subsidiaries of AZZ Inc. subject to customary exceptions.